Exhibit 99.1

Torchlight Provides Update on Proposed Business Combination Timing

PLANO, TX / ACCESSWIRE / May 3, 2021 / Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”), today announced that Torchlight and Metamaterial Inc. (“Metamaterial”) have agreed to extend the date by which Torchlight must give notice of and call its special meeting of stockholders (the “Stockholder Meeting”) in connection with the previously announced business combination transaction with Metamaterial (the “Arrangement”) to May 10, 2021. Torchlight and Metamaterial also agreed to extend the date by which Torchlight must hold the Stockholder Meeting to June 11, 2021, and the outside date for the Arrangement to June 18, 2021. Torchlight is waiting for the Securities and Exchange Commission (the “SEC”) to clear its preliminary proxy statement in connection with the Stockholder Meeting and the Arrangement which it most recently filed with the SEC on April, 21, 2021. Torchlight believes the agreed extensions will provide enough time to clear the definitive proxy statement with the SEC, set a record date for the Stockholder Meeting, and mail the definitive proxy statement to Torchlight stockholders of record as of the record date.

Torchlight’s definitive proxy statement will announce the meeting date and record date for the Stockholder Meeting. The record date to determine the Torchlight stockholders that will receive the previously announced dividend of Series A Preferred Stock, which may entitle its holders to receive dividends in connection with the sale of Torchlight’s oil and gas assets after the consummation of the Arrangement, will be determined after the Stockholder Meeting is held.

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About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2020 Annual Report on Form 10-K, filed on March 18, 2021 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a definitive proxy statement for Torchlight’s stockholders to be filed with the SEC regarding the proposed Arrangement. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the Arrangement. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions contemplated in connection with the Arrangement. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the Arrangement. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the Arrangement will be set forth in the proxy statement for the Arrangement when available. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, will be set forth in the proxy statement relating to the Arrangement when it becomes available.

Contact

Derek Gradwell
Phone: 512-270-6990
dgradwell@integcom.us
ir@torchlightenergy.com

SOURCE: Torchlight Energy Resources, Inc.